2015 Executive Cash Incentive Bonus Plan Exhibit 10.66

Bonus Plan Structure – Table of Contents
• Metrics
• Annual Weighting of Metrics
• Target Payouts by Quarter
• Target Setting
• Target Leverage and Ranges
• Miscellaneous
2 CONFIDENTIAL Copyright © 2015 Constant Contact, Inc.

Metrics
•
QRG
o
Defined as quarterly revenue growth.
•
Adjusted EBITDA Margin
o
Adjusted EBITDA is calculated by taking GAAP net income, adding depreciation and amortization, stock-based compensation, adjusting for taxes and contingent consideration adjustment (if any), then subtracting interest and other income, net. Adjusted EBITDA margin is equal to adjusted EBITDA divided by revenue.
•
Individual Performance Objectives (MBOs)
o
MBOs will be focused on identifiable and measurable objectives related to specific areas of responsibility (measured semi-annually).
3 CONFIDENTIAL Copyright © 2015 Constant Contact, Inc.

CEO Executive Officers (except CEO) QRG 75% 50% Adjusted EBITDA Margin 25% 15% MBOs -- 35% 100% 100% Annual Weighting of Metrics 4 CONFIDENTIAL Copyright © 2015 Constant Contact, Inc.

Target Payouts by Quarter
Q1 Q2 Q3 Q4 Total
QRG 18.75% 18.75% 18.75% 18.75% 75%
Adjusted
EBITDA
Margin
6.25% 6.25% 6.25% 6.25% 25%
25% 25% 25% 25% 100%
5
(CEO)
CONFIDENTIAL Copyright © 2015 Constant Contact, Inc.

(Executive Officers, except CEO)
Q1 Q2 Q3 Q4 Total
QRG 12.5% 12.5% 12.5% 12.5% 50%
Adjusted
EBITDA
Margin
3.75% 3.75% 3.75% 3.75% 15%
MBOs -- 17.5% -- 17.5% 35%
16.25% 33.75% 16.25% 33.75% 100%
6
Target Payouts by Quarter
CONFIDENTIAL Copyright © 2015 Constant Contact, Inc.

Target Setting
•
QRG
o
Set by Compensation Committee at beginning of year and mid-year based on budget approved by the Board of Directors.
•
Adjusted EBITDA Margin
o
Set by Compensation Committee at beginning of year and mid-year based on budget approved by the Board of Directors.
•
Individual MBOs
o
Set by CEO at beginning of year and mid-year for each executive officer and reviewed by Compensation Committee.
7 CONFIDENTIAL Copyright © 2015 Constant Contact, Inc.

Target Leverage and Ranges
CONFIDENTIAL Copyright © 2015 Constant Contact, Inc.
8
•
QRG
o Minimum target QRG achievement threshold – payout at 70% of target.
o Budget QRG achievement – payout at 125% of target.
o Maximum target QRG achievement threshold – payout at 250% of target.
o See chart on next page.
•
Adjusted EBITDA Margin
o Minimum target Adjusted EBITDA Margin threshold – (target less one percentage point);
payout at 95% of target.
o Maximum target Adjusted EBITDA Margin threshold – (target plus one percentage point);
payout at 115% of target.
o See chart on next page.
•
MBOs
o Minimum threshold established for each executive officer.
o Maximum payment established for each executive officer (capped in all cases at 200%).
o Payout equal to weighted % attainment of objective.

Target Leverage and Ranges
Achievement < Target EBITDA – 1% Point Target EBITDA  - 1% Point Target EBITDA % Target EBITDA  + 1% Point
> Target EBITDA  + 1% Point
(and above)
Payout
Percentage¹
0% 95% 100% 115% 115%
QRG Leverage Model
Adjusted EBITDA Margin Model
1 Linear interpolation between primary data points
1 Linear interpolation between primary data points
9
Achievement <70% 70% 75% 80% 85% 90% 95%
Budget
100%
110% 120% 130% 140% 150% >150%
Payout
0% 50% 63% 75% 88% 100% 112.5% 125% 146% 167% 188% 209% 230% 250%
1
CONFIDENTIAL Copyright © 2015 Constant Contact, Inc.

Miscellaneous
•
All payments under the 2015 Executive Cash
Incentive Bonus Plan are subject to the
Clawback Policy adopted by the Compensation
Committee in December 2013.
10 CONFIDENTIAL Copyright © 2015 Constant Contact, Inc.